EXHIBIT 4.1

              TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE
                  ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

      COMMON              INCORPORATED UNDER THE LAWS              COMMON
      STOCK                 OF THE STATE OF DELAWARE               STOCK
      ------                                                       ------
      NUMBER                     METALS   U S A                    SHARES

                                     [LOGO]

THIS CERTIFIES THAT                          SEE REVERSE FOR GENERAL DEFINITIONS
                                                               CUSIP 591324 10 8

IS THE OWNER OF _________________________

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF METALS USA, INC., transferable on the books of the Corporation in person or by duly authorized attorney, on surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and the Bylaws of the Corporation, as now or hereafter amended, to all of which the holder hereof by the acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                                   COUNTERSIGNED AND REGISTERED;
                                           FIRST CHICAGO TRUST COMPANY
                                             OF NEW YORK
/s/                                            TRANSFER AGENT AND REGISTRAR.
GENERAL COUNSEL AND SECRETARY
                                                By /s/
                                   [SEAL]            AUTHORIZED SIGNATURE
/s/
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                METALS USA, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tennants in common       UNIF GIFT MIN ACT -- ____Custodian -____
TEN ENT -- as tenants by the entireties                    (Cust)        (Minor)
JT TEN  -- as joint tenants with right       under Uniform Gifts to Minors
           of survivorship and not as        Act____________________________
           tenants in common                               (State)
TOD     -- transfer on death
           direction in event     UNIF TRAN MIN ACT -- ____as custodian for ____
           of owner's death, to                       (Cust)             (Minor)
           person named on face               under Uniform Transfers to Minors
                                              Act __________________________
                                                            (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

   ______________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________
                                           X ___________________________________

                                           X ___________________________________
                                    NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE CERTI-
                                             FICATE IN EVERY PARTICULAR, WITHOUT
                                             ALTERATION OR ENLARGEMENT OR ANY
                                             CHANGE WHATEVER.
Signature(s) Guaranteed

By ___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.